BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK
                           U.S. GLOBAL ACCOLADE FUNDS
                      APPENDIX A TO THE CUSTODIAN AGREEMENT



COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
AUSTRALIA          NATIONAL AUSTRALIA BANK LTD.(NAB)             Austraclear
                      National Australia Bank Agt. 5/1/85        CHESS
                      Agreement Amendment 2/13/92                RBA
                      Omnibus Amendment 11/22/93

BRAZIL             BANKBOSTON  NA, SAO PAULO                     CBLC
                      The First  National Bank of Boston
                        Agreement 1/5/88
                      Omnibus  Amendment 2/22/94
                      Amendment 7/29/96

BULGARIA           ING BANK NV, SOFIA                            BNB
                      ING Bank N.V. Agreement 9/15/97            CDAD

CANADA             ROYAL BANK OF CANADA (RBC)                    Bank of Canada
                      The Royal Bank of Canada Agreement         CDS
                        2/23/96

CZECH              CITIBANK AS FOR CITIBANK NA                   CNB-TKD System
REPUBLIC              Citibank, N.A., New York Agt. 7/16/81      SCP
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank NA / Citibank AS Agreement
                        6/24/96

ESTONIA            HANSAPANK, TALLINN FOR MERITA BANK            ECDSL
                      Merita Bank Agreement 12/1/97

                      ***BBH'S RESPONSIBILITY FOR THIS
                      SUBCUSTODIAN IS CONDITIONED ON THE
                      ABILITY OF BBH TO RECOVER FROM THE
                      SUBCUSTODIAN.. IN ADDITION, BBH
                      DOES NOT ACCEPT DELEGATION IN THIS
                      MARKET.***

FINLAND            MERITA BANK PLC                               FCSD
                      Union Bank of Finland Agreement
                        2/27/89
                      Omnibus Amendment 4/6/94

FRANCE             CREDIT AGRICOLE INDOSUEZ (CAI)                BdF
                      Banque Indosuez Agreement 7/19/90          SICOVAM
                      Omnibus Amendment 3/10/94


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
GERMANY            DRESDNER BANK AG                              CBF
                      Dresdner Bank Agreement 10/6/95

HONG KONG          HONGKONG AND SHANGHAI BANKING CORP.           CMU
                   LTD (HSBC)                                    HKSCC
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

HUNGARY            CITIBANK BUDAPEST RT. FOR CITIBANK NA         KELER Ltd
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank, N.A. Subsidiary
                        Amendment 10/19/95
                      Citibank, N.A. / Citibank Budapest
                        Agreement 6/23/92
                      Citibank, N.A. / Citibank Budapest
                        Amendment 9/29/92

INDONESIA          CITIBANK NA, JAKARTA                          PT KSEI
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96

ITALY              BANCA COMMERCIALE ITALIANA (BCI)              Monte Titoli
                      Banca Commerciale Italiana Agreement          S.P.A.
                        5/8/89
                      Agreement Amendment 10/8/93
                      Omnibus Amendment 12/14/93

JAPAN              BANK OF TOKYO - MITSUBISHI, LTD. (BTM)        BoJ
                      Bank of Tokyo - Mitsubishi Agreement       JASDEC
                        6/17/96

KOREA              CITIBANK NA, SEOUL                            KSD
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank, Seoul Agreement Supplement
                        10/28/94

LATVIA             MERITA BANK PLC, RIGA                         Bank of Latvia
                      Union Bank of Finland Agreement 2/27/89    LCD
                      Omnibus Amendment 4/6/94
                      Side Letter Agreement pending

LATVIA             HANSABANK, RIGA FOR MERITA BANK               Bank of Latvia
                      Merita Bank Agreement 12/1/97              LCD

                      ***REQUIRES ADDITIONAL DOCUMENTATION
                      PRIOR TO INVESTMENT.***


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
LITHUANIA          VILNIAUS BANKAS, VILNIUS FOR MERITA BANK      CSDL
                      Merita Bank Agreement 12/1/97

                      ***BBH'S RESPONSIBILITY FOR THIS
                      SUBCUSTODIAN IS CONDITIONED ON THE
                      ABILITY OF BBH TO RECOVER FROM
                      THE SUBCUSTODIAN. IN ADDITION, BBH
                      DOES NOT ACCEPT DELEGATION IN THIS
                      MARKET.***

LUXEMBOURG         KREDIETBANK LUXEMBOURG (KBL)                  CBL
                      Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA           HSBC BANK MALAYSIA BERHAD (HBMB) FOR          BNM
                   HONGKONG SHANGHAI BANKING CORP. (HSBC)        MCD
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96
                      Malaysia Subsidiary Supplement
                        5/23/94
                      Side letter Agreement dated 7/28/97

MEXICO             BANCO SANTANDER MEXICANO SA (BSM) FOR         Banxico
                   BANCO DE SANTANDER                            Indeval
                     Banco de Santander Agreement 12/14/88
                     Subsidiary Amendment 10/18/96

NEW ZEALAND        NATIONAL AUSTRALIA BANK LTD. (NAB),           NZCSD
                   AUCKLAND
                      National Australia Bank Agt. 5/1/85
                      Agreement Amendment 2/13/92
                      Omnibus Amendment 11/22/93
                      New Zealand Addendum 3/7/89

NORWAY             DEN NORSKE BANK                               VPS
                      Den norske Bank Agreement 11/16/94

PHILIPPINES        CITIBANK NA, MANILA                           PCD
                      Citibank, N.A., New York Agt. 7/16/81      ROSS
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96

POLAND             CITIBANK (POLAND) SA FOR CITIBANK NA          CRBS
                      Citibank, N.A., New York Agt. 7/16/81      NDS
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank Subsidiary Amendment 10/30/95
                      Citibank, N.A. / Citibank Poland S.A.
                        Agt. 11/6/92

PORTUGAL           BANCO COMERCIAL PORTUGUES SA (BCP)            CVM
                      Banco Comercial Portugues 5/18/98


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
ROMANIA            ING BANK NV, BUCHAREST                        BSE
                      ING Bank N.V. Agreement 9/29/97            NBR
                                                                 SNCDD

RUSSIA             CITIBANK T/O FOR CITIBANK NA                  VTB
                      Citibank, N.A., New York Agt. 7/16/81      NDC
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank, N.A. Subsidiary Amendment
                        10/19/95
                      Citibank N.A. / Citibank T/O Agt.
                        6/16/97
                      Side Letter Agt. 8/18/97

                      ***REQUIRES SIGNED AMENDMENT TO THE
                      CUSTODIAN AGREEMENT PRIOR TO
                      INVESTMENT.***

RUSSIA             CREDIT SUISSE FIRST BOSTON AO (CSFB AO)       VTB
                   FOR CREDIT SUISSE, ZURICH
                      Credit Suisse First Boston Agreement
                        8/18/99
                      Credit Suisse, Zurich Agreement
                        4/30/96

                      ***REQUIRES SIGNED AMENDMENT TO THE
                      CUSTODIAN AGREEMENT PRIOR TO
                      INVESTMENT.***

SINGAPORE          HONGKONG & SHANGHAI BANKING CORP. LTD.        CDP
                   (HSBC), SINGAPORE
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

SLOVAKIA           ING BANK NV, BRATISLAVA                       NBS
                      ING Bank N.V. Agreement 9/1/98             SCP

SOUTH AFRICA       STANDARD BANK OF SOUTH AFRICA (SBSA)          CDL
                      Standard Bank of South Africa              STRATE
                        Agreement 3/11/94

SPAIN              BANCO SANTANDER CENTRAL HISPANO SA (BSCH)     Banco de Espana
                      Banco de Santander Agreement 12/14/88      SCL

SRI LANKA          HONGKONG & SHANGHAI BANKING CORP. LTD.        CDS
                   (HSBC), COLOMBO
                      Hongkong & Shanghai Banking Corp. Agt.
                        4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

SWITZERLAND        UBS AG                                        SIS
                      Union Bank of Switzerland Agreement
                        12/20/88
                      Omnibus Amendment 11/29/94


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
TAIWAN             STANDARD CHARTERED BANK (SCB), TAIPEI         TSCD
                      Standard Chartered Bank Agreement
                        2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

THAILAND           HONGKONG & SHANGHAI BANKING CORP. LTD.        TSDC
                   (HSBC), BANGKOK
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

UNITED KINGDOM     HSBC BANK PLC                                 CMO
                      Midland Bank Agreement 8/8/90              CREST
                      Omnibus Amendment 12-15-93



NOTES:

1.) The depositories in Panama and Venezuela are presently elective. It is not the current intention of Brown Brothers Harriman & Co. to use such depositories unless their use becomes compulsory. Euroclear is compulsory for fixed income obligations and elective for equities. Currently, Brown Brothers Harriman & Co. uses Euroclear for settlement of equities where we are instructed to do so. We do not use Euroclear for the ongoing safekeeping of equities.

2.) If you are authorizing investment in Bolivia, Costa Rica, Cyprus, Estonia, Ghana, Lithuania, Panama or Nigeria, these arrangements are the subject of additional information in Schedule A to the FCM report.

3.) This appendix reflects changes to the listed markets, subcustodians and/or central depositories which have been reported within the FCM report(s) through the date referenced in the lower left hand corner of this appendix.


I HEREBY CERTIFY THAT THE BOARD OR ITS DELEGATE HAS APPROVED THE COUNTRIES AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX


/s/ Susan B. McGee
----------------------------------------
SIGNATURE
NAME:  Susan B. McGee
TITLE: Executive Vice President
DATE:  September 24, 2001

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